Number                                                         Shares

                                   RCONTEST.COM, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
         AUTHORIZED: 10,000,000 SHARES OF COMMON STOCK, NO PAR VALUE

                                                       CUSIP 75623N 10 9

This Certifies that
                    ------------------------------------------------

is the owner of
                 -----------------------------------------------

          FULLY PAID AND NON-ASSESSABLE COMMON STOCK, NO PAR VALUE OF

                                   RCONTEST.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

Witness, the Corporation has caused this Certificate to be signed by its duly authorized officer and to be sealed with the facsimile seal of the Corporation.

Dated

                                                ------------------------
                                                President/Secretary

                              [seal]

                                   RCONTEST.COM, INC.
                            Corporate Stock Transfer, Inc.
                               Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ---------- Custodian ------------ (Minor) under Uniform Gifts to Minors Act of ------- (State)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with a right
         of survivorship and not as
         tenants in common

  Additional abbreviations may also be used though not in the above list.

For value received,---------------------------- hereby sell, assign and transfer unto -----------------------------------------------------------


                          Please insert social security
                          or other identifying number of assignee

                            -------------------------------

         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-----------------------------------------------------------------

------------------------------------------------------------Shares
of Common Stock represented by the within Certificate, and hereby irrevocably constitute and appoint

-----------------------------------------------------------------------

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated -----------19------

SIGNATURE GUARANTEED:
X------------------------------------

X------------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.